THE VANTAGEPOINT FUNDS

Supplement dated July 15, 2008 to the Prospectus dated May 1, 2008 and supplemented May 22, 2008

This supplement changes the disclosure in the Prospectus and provides new information that should be read together with the Prospectus. This supplement supersedes the prior supplement to the Prospectus dated May 22, 2008.

International Fund

Principal Investment Risks — The following sentence replaces the next to last sentence in the first paragraph under “Principal Investment Risks” found on page 26 of the prospectus:

These risks can be greater in emerging markets, which tend to be more volatile than the U.S. market or developed foreign markets.

Diversified Assets Fund

Principal Investment Strategies — The following sentences replace the next to last sentence in the third to last paragraph under “Principal Investment Strategies” found on page 29 of the prospectus:

The Fund expects that on average, over the long term, 0-10% of the market value of the Fund’s net assets will be held in short positions in derivative instruments, and, under normal market conditions, the market value of the Fund’s net assets held in these short positions will not exceed 25% of the market value of the Fund’s net assets. However, the Fund typically expects to maintain a net long position in derivative instruments.

The Model Portfolio Funds and Milestone Funds

The following should be read in conjunction with the information relating to the team members who manage the Model Portfolio Funds and Milestone Funds found on pages 43 and 57, respectively, of the prospectus:

David Braverman, CFA, joined the Team in June 2008. Mr. Braverman was with Standard & Poor’s Corporation (“S&P”) from 1985 until January 2008 where he most recently served as Vice President, Investment Advisory Services. He joined VIA as Vice President, Equity in April 2008.

Please retain this supplement for future reference.

SUPP-011-200807-322

THE VANTAGEPOINT FUNDS
Supplement dated July 15, 2008 to the Statement of Additional Information
dated May 1, 2008.
This supplement changes the disclosure in the Statement of Additional Information and provides new information that should be read together with the Statement of Additional Information.
The following should be read with the information found under the section entitled “Additional Information Regarding Portfolio Managers.”
VIA
The following should be read in conjunction with the information relating to accounts managed by portfolio managers found on page 96.
David Braverman has joined the Team managing the Model Portfolio Funds and Milestone Funds Therefore, the following information about accounts managed by Mr. Braverman should be considered part of the table for these Funds. The information relating to the accounts managed by Wayne Wicker and Lee Trenum remains unchanged.
Other Accounts Managed by Portfolio Manager(s) as of June 30, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
		Total Assets		Total Assets		Total Assets
Fund/Portfolio Manager(s)	Number	(in millions)	Number	(in millions)	Number	(in millions)
(Adviser to all Funds and primarily responsible for the day-to-day management of the Model Portfolio and Milestone Funds)
David Braverman	0	$0	0	$0	0	$0
Please retain this supplement for future reference.